Rule 497(e)

FIRST TRUST EXCHANGE-TRADED FUND

(the “Trust,” and each series of the Trust, a “Fund”)

SUPPLEMENT TO EACH FUND’S STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 12, 2023

Notwithstanding anything to the contrary in each Fund’s Statement of Additional Information, effective September 10, 2023, Ms. Bronwyn Wright will serve as an independent advisory board member to the Trust. In this capacity, Ms. Wright will confer with and provide non-binding advice to the Trust’s Board of Trustees, as requested, regarding the oversight of the affairs of the Funds, but will not vote or otherwise have decision-making authority on matters affecting the Funds.

The following is a statement of Ms. Wright’s present position and principal occupations during the past five years. Ms. Wright has been appointed to the advisory board for an indefinite term.

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years
Bronwyn Wright 1971	Advisory Board Member	• Indefinite term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)

Ms. Wright serves as a an Independent Trustee of various other funds in the First Trust Fund Complex (representing 221 portfolios), and as a director of First Trust Global Funds, a public limited company established in Ireland and an open-end umbrella fund representing 26 exchange-traded funds advised by First Trust Advisors L.P., the Funds’ investment advisor.

Additionally, the first sentence of the third paragraph of the section entitled “Unitary Board Leadership Structure” in each Fund’s Statement of Additional Information is deleted in its entirety.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE